EXHIBIT 10. (w)

                THIRD AMENDMENT TO 1993 RESTATED LOAN AGREEMENT

     THIS THIRD AMENDMENT TO 1993 RESTATED LOAN AGREEMENT is intended to amend the terms of the 1993 Restated Loan Agreement (the "Agreement") dated as of November 8, 1993, as amended by the First Amendment to Restated Loan Agreement (the "First Amendment") dated as of April 11, 1994 and as amended by the Second Amendment to and Extension of 1993 Restated Loan Agreement (the "Second
Amendment") dated as of June 29, 1994 among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, N.A., NORWEST BANK NEBRASKA, N.A. and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

     The parties hereby acknowledge that, effective as of the date hereof, $18,000,000 of the outstanding balance of the Borrower's loan shall be converted to a term loan in accordance with Sections 2.3 and 2.4 of the Agreement. In
Section 2.1 of the Agreement, change the reference to the maximum amount of revolving credit advanced from $46,400,000 to $28,400,000 and reduce the references to each Bank's maximum advance limit accordingly on a pro rata basis. In connection with this amendment the Borrower is contemporaneously executing and delivering to the Banks six Secured Business Promissory Notes dated as of the date hereof in the respective principal amounts of $5,598,000, $3,348,000, $180,000, $3,348,000, $3,168,000 and $2,358,000. This amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt and those certain Secured Business Promissory Notes dated as of June 29, 1994.

     This   Amendment  may  be  executed  in  several   counterparts   and  such
counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDMENT TO 1993 RESTATED LOAN AGREEMENT dated as of August 30, 1994.


                                       DATA TRANSMISSION NETWORK
                                       CORPORATION


                                       By    Steve C. Ball
                                             -----------------------------
                                     Title:  Chief Financial Officer
                                             -----------------------------






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                                       FIRST NATIONAL BANK OF OMAHA


                                       By    Jim Bonham
                                             --------------------------
                                     Title:  Vice President
                                             --------------------------



















































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                                       FIRSTIER BANK, NATIONAL
                                       ASSOCIATION, LINCOLN, NEBRASKA


                                       By    John Arrigo
                                             -----------------------------
                                     Title:  Officer
                                             -----------------------------















































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                                       FIRST NATIONAL BANK, WAHOO,
                                       NEBRASKA


                                       By    Elizabeth E. Rezac
                                             ----------------------------
                                     Title:  Loan Officer
                                             ----------------------------


















































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                                       NBD BANK, N.A.


                                       By    Thomas A. Levasseur
                                             ----------------------------
                                     Title:  Vice President
                                             ----------------------------
















































                                       41
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                                       NORWEST BANK NEBRASKA, N.A.


                                       By    Leslie J. Volk
                                             --------------------------------
                                     Title:  Vice President
                                             --------------------------------


















































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                                       THE BOATMEN'S NATIONAL BANK
                                       OF ST. LOUIS


                                       By    Joseph L. Sooter
                                             -----------------------------
                                     Title:  Vice President
                                             -----------------------------


          4429E/8-14














































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